*USE TO TENDER TAM SHARES ONLY*

Exhibit 99.1

LETTER OF TRANSMITTAL

To Offer to Exchange

each

common share and preferred share

of

TAM S.A.

for

0.90 of a common share of

LAN Airlines S.A.

represented by

American Depositary Shares

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS FOR TENDERS OF SHARES WILL EXPIRE AT 5:00 P.M. EASTERN TIME (6:00 P.M. SÃO PAULO TIME) (THE “EXPIRATION TIME”) ON THE EXPIRATION DATE, UNLESS THE EXCHANGE OFFER IS EXTENDED. THE EXPIRATION DATE IS CURRENTLY                     , 2012, BUT THIS DATE WILL CHANGE IF THE EXCHANGE OFFER IS EXTENDED.

The US Exchange Agent for the Exchange Offer is

[JPMORGAN CHASE BANK, N.A. LOGO]

By Mail to:

Itaú Corretora de Valores, S.A. Agência Especializada Valores Mobiliários Rio de Janeiro R. Sete de Setembro, 99 – Subsolo Centro – Rio de Janeiro/RJ CEP: 20050-005	Itaú Corretora de Valores, S.A. Agência Especializada Valores Mobiliários São Paulo R. Boa Vista, 176 – 1 Subsolo Centro - Sao Paulo/SP CEP: 01092-900

1.	REGISTERED HOLDERS
Full Name/Corporate Name

Address

2.	DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, exactly as name(s) appear(s) on Share Registry	Shares Tendered (Attach additional signed list if necessary)
	RDE-IED Number	Total Number of Shares Tendered

Total Shares Tendered

3.	STATEMENT IN AGREEMENT OR DISAGREEMENT WITH THE CANCELLATION OF TAM S.A.’s REGISTRATION AS A PUBLICLY-HELD COMPANY IN BRAZIL

The Registered Holder listed in the box entitled “Description of Shares Tendered” hereby: (please select only one box)

☐       is tendering the Shares described above under the box entitled “Description of Shares Tendered” and expressly agrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil.

☐       is not tendering Shares but expressly agrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil.

☐       expressly disagrees with the cancellation of TAM S.A.’s registration as a publicly-held company in Brazil. You will not be treated as a “disagreeing shareholder,” however, if you indicate on this letter of transmittal that you disagree with the deregistration of TAM as a public company in Brazil with CVM but you also validly tender into, and do not withdraw your TAM ADSs and/or TAM shares from, the exchange offer.

In order to validly tender Shares through the US exchange agent, this letter of transmittal, the OTA (share transfer order) and the related tax forms and the other documents described in this letter of transmittal must be delivered to Itaú Corretora de Valores, S.A., TAM’s share registrar in Brazil (which we refer to as the “Brazilian share registrar”). The Brazilian share registrar will accept receipt of such documents on behalf of the US exchange agent, and valid delivery to the Brazilian share registrar will be deemed validly delivery to the US exchange agent for purposes of this letter of transmittal and the exchange offer. Delivery of this letter of transmittal, the OTA and the other required documents to an address other than as set forth above will not constitute valid delivery to the US exchange agent. You must sign this letter of transmittal in the appropriate space provided therefor below and complete the substitute W-9 set forth below, if required. The instructions set forth in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Shareholders must use this letter of transmittal to accompany Shares (as defined below) tendered in the exchange offer through the US exchange agent pursuant to the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM Shares—Tender of Shares through the US Exchange Agent”. In order to validly tender Shares through the US exchange agent, shareholders must first convert their investment in Shares in Brazil from a 2,689 investment to a 4,131 investment, as such terms are defined in the section of the offer to exchange/prospectus entitled “Questions and Answers About the Proposed Combination”, by using the procedure for this conversion described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM Shares—Tender of TAM Shares through the US Exchange Agent.

SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Holdco II S.A. (“Holdco II”) the above-described voting common shares and/or non-voting preferred shares (collectively, the “Shares”) of TAM S.A. (“TAM”) pursuant to Holdco II’s exchange offer to acquire all the outstanding Shares and American Depositary Shares representing Shares (“TAM ADSs”) that are not owned by the TAM controlling shareholders in exchange for the same number of newly issued common shares of Holdco II (collectively, “Holdco II shares”) upon the terms and subject to the conditions set forth in the offer to exchange/prospectus, dated April [        ], 2012 (the “offer to exchange/prospectus”), and in this letter of transmittal (which together, as they may be amended and supplemented from time to time, constitute the “exchange offer”), receipt of which are hereby acknowledged. Terms used but not defined in this letter of transmittal that are defined in the offer to exchange/prospectus have the meaning given to such terms in the offer to exchange/prospectus.

The undersigned acknowledges that the exchange offer expires at 5:00 P.M. Eastern time (6:00 P.M. São Paulo time) on the expiration date, which is currently                     , 2012, but this date will change if the exchange offer is extended.

Upon the terms and subject to the conditions of the exchange offer (and, if the exchange offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of Shares tendered herewith in accordance with the terms of the exchange offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Holdco II all right, title and interest in and to all of the Shares tendered hereby (and any and all dividends, distributions, rights, other shares of TAM or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof with a record date after the date on which the Shares and TAM ADSs are accepted for exchange in the exchange offer (collectively, “Distributions”); (2) orders the registration of any Shares that are accepted pursuant to the exchange offer to or upon the order of LAN or Holdco II; and (3) appoints the US exchange agent as attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with the full knowledge that the US exchange agent also acts as the agent of LAN and Holdco II, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions on the undersigned’s behalf:

(a).	enter into an agreement with Holdco II, pursuant to which the US exchange agent will exchange the Shares accepted for exchange in the exchange offer and, in exchange therefor, subscribe for shares of Holdco II, which shares Holdco II will register in its share register in the name of JPMorgan Chase Bank, N.A., as the US exchange agent, for the account of the undersigned and all other investors whose Shares or TAM ADSs are accepted for exchange in the exchange offer;

(b).	on the settlement date of the exchange offer, deliver to LAN, in its capacity of successor of Holdco II as a result of the Holdco II merger, the Shares validly tendered by the undersigned through the US exchange agent into, and not withdrawn from, the exchange offer;

(c).	provide LAN with delivery instructions so as to enable LAN to deposit with the custodian for the LAN ADR program the LAN common shares issued for the account of the undersigned in the Holdco II merger in exchange for the Holdco II shares issued for the account of the undersigned in the exchange offer;

(d).	instruct the LAN ADS depositary to issue American Depositary Shares representing the LAN common shares (collectively, “LAN ADSs”) issued for the account of the undersigned in the Holdco II merger and deposited pursuant to the preceding clause (c) and to deliver such LAN ADSs to the US exchange agent; and

(e).	deliver to the undersigned the LAN ADSs the US exchange agent receives pursuant to the preceding clause (d) after settlement of the exchange offer.

This power of attorney is granted in consideration of the acceptance of such Shares tendered in accordance with the terms of the exchange offer and is irrevocable unless and until the undersigned withdraws such Shares from the exchange offer. Such acceptance shall, without further action, revoke any prior powers of attorney granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

The undersigned understands that LAN and Holdco II will exchange 0.90 of a LAN ADS (each LAN ADS represents one LAN common share) for each Share accepted for exchange in the exchange offer, upon the terms and subject to the conditions of the exchange offer.

The undersigned hereby covenants, represents and warrants to LAN, Holdco II and the US exchange agent that:

(a).	the undersigned has full power and authority to accept the exchange offer and to sell, assign, and transfer the Shares in respect of which the exchange offer is being accepted or deemed to be accepted (and any and all Distributions in respect thereof);

(b).	when Holdco II accepts such Shares for exchange, LAN and Holdco II will acquire good title thereto, free and clear of all liens, charges, encumbrances and other third party interests, and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all Distributions payable to a holder thereof; and

(c).	by tendering such Shares into the exchange offer, the undersigned approves and ratifies the exchange offer, the mergers and the other transactions contemplated by the transaction agreements.

The undersigned will, upon request, execute and deliver any additional documents deemed by the US exchange agent, LAN or Holdco II to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions).

All properly completed and duly executed letters of transmittal, OTAs and any other required documents delivered to the US exchange agent by the undersigned or on its behalf will be deemed, without any further action by the US exchange agent, to constitute acceptance by the undersigned of the exchange offer with respect to the Shares tendered therewith in the exchange offer upon the terms and subject to the conditions set forth in the offer to exchange/prospectus and this letter of transmittal.

The undersigned recognizes that under certain circumstances set forth in the offer to exchange/prospectus, LAN or Holdco II may terminate or amend the exchange offer.

The undersigned acknowledges that there will be no guaranteed delivery process available to tender Shares.

For purposes of the exchange offer, the undersigned understands that Holdco II will be deemed to have accepted for exchange validly tendered Shares, or defectively tendered Shares with respect to which LAN or Holdco II has waived such defect, if, as and when LAN or Holdco II gives oral (promptly confirmed in writing) or written notice thereof to the US exchange agent.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to exchange/prospectus, this tender is irrevocable unless and until the undersigned withdraws the tender of its Shares from the exchange offer.

The undersigned understands that the valid tender of Shares pursuant to the procedures described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM Shares—Tender of TAM Shares through the US Exchange Agent” and in the instructions hereto will constitute a binding agreement among the undersigned, LAN and Holdco II upon the terms and subject to the conditions of the exchange offer (and, if the exchange offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the offer to exchange/prospectus, Holdco II may not be required to accept for exchange any of the Shares tendered hereby.

The undersigned understands that in order to validly tender Shares through the US exchange agent, the undersigned must first convert the undersigned’s investment in Shares in Brazil from a 2,689 investment to a 4,131 investment, as such terms are defined in the section of the offer to exchange/prospectus entitled “Questions and Answers About the Proposed Combination”, by using the procedure for this conversion described in the section of the offer to exchange/prospectus entitled “The Exchange Offer—Procedure for Tendering—Holders of TAM Shares—Tender of TAM Shares through the US Exchange Agent”.

In addition, the undersigned understands that in order to validly tender Shares through the US exchange agent, the undersigned must also submit a properly executed and completed OTA and related tax forms that are included with this letter of transmittal. The undersigned understands that although it may withdraw the Shares it tenders through the US exchange agent at any time prior to the expiration time by providing a written notice of withdrawal to the US exchange agent, by signing the OTA the undersigned will irrevocably authorize the Brazilian share registrar to impose a stop transfer order on all of the Shares tendered through the US exchange agent, which will prevent the undersigned from being able to transfer such Shares from the date the OTA is signed until the date the exchange offer is completed or terminated.

The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of such Shares does not pass to the US exchange agent, until the US exchange agent receives the Shares with this letter of transmittal and the OTA and related tax forms enclosed herewith, properly completed and duly executed, or an agent’s message, as applicable, together with all accompanying evidences of authority in form satisfactory to LAN, Holdco II and the US exchange agent and any other required documents.

Unless otherwise indicated below under “Special Issuance Instructions”, the undersigned hereby requests that the book-entry LAN ADSs to be registered in, and a check for cash paid in lieu of fractional LAN common shares be issued in, the name(s) of the registered holder(s) appearing above in the box entitled “Registered Holder.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, the undersigned hereby requests that the LAN ADSs and a check for cash paid in lieu of fractional LAN common shares be mailed to the address(es) of the registered holder(s) appearing above in the box entitled “Registered Holder”. In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the book-entry LAN ADSs be registered in, and a check for cash paid in lieu of fractional LAN common shares be issued in, the name(s) of the person(s) so indicated and, if applicable, be mailed to the address(es) so indicated.

If book-entry LAN ADSs are to be registered in, or a check for cash paid in lieu of fractional LAN common shares are to be issued in, the name of any person(s) other than the registered holder(s), or if Shares tendered herewith are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s), will be deducted from the offer price of the Shares acquired in the exchange offer unless evidence satisfactory to LAN, Holdco II and the US exchange agent of the payment of such taxes, or exemption therefrom, is submitted.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3, 4 and 5)
To be completed ONLY if the check for cash payable in lieu of fractional LAN common shares is to be issued in the name of someone other than the undersigned. Issue (please check)
☐ Check to:

Name:

Address:

District/City/State/Country:

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

(See Substitute Form W-9 attached; foreign stockholder, see appropriate Form W-8)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4 and 5)

To be completed ONLY if the check for cash payable in lieu of fractional LAN common shares is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under “Registered Holders.”

Mail (please check)

☐ Check to:

Name:

Address:

District/City/State/Country:

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

(See Substitute Form W-9 attached; foreign stockholder, see appropriate Form W-8)

IMPORTANT

PLEASE COMPLETE AND SIGN BELOW

(Please Also Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holders of Shares):

Dated:                     , 2012

(The above lines must be signed by the registered holder(s) of Shares exactly as the holder(s)’ name(s) appear(s) on TAM’s share register. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.)

Name:

Capacity (Full Title):

Address:

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Please read this information carefully.

1.	Requirements for Tender. This letter of transmittal is to be completed by holders of Shares to be tendered in the exchange offer through the US exchange agent. For a holder of Shares to validly tender such Shares in the exchange offer, a properly completed and duly executed letter of transmittal, a properly executed and completed OTA and the related tax forms enclosed with this letter of transmittal, and any other required documents, must be received by the Brazilian share registrar at one of its addresses set forth herein prior to the expiration time. Valid delivery to the Brazilian share registrar will be deemed for purposes of this letter of transmittal and the exchange offer to constitute valid delivery to the US exchange agent.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OTA AND THE RELATED TAX FORMS ENCLOSED WITH THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY PURSUANT TO THE PROCEDURES OF THE BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE THROUGH WHICH YOU MAY HOLD YOUR SHARES, IS AT YOUR ELECTION AND RISK, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE BRAZILIAN SHARE REGISTRAR. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY BY THE EXPIRATION TIME. DO NOT SEND LETTERS OF TRANSMITTAL, OTAS OR OTHER DOCUMENTS TO LAN, HOLDCO II OR THE US EXCHANGE AGENT DIRECTLY.

Holdco II will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be exchanged. By executing this letter of transmittal, the tendering holder of Shares waives any right to receive any notice of the acceptance for exchange of the Shares.

2.	Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

3.	Signatures on letter of transmittal.

(a).	Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written in TAM’s share registry with the Brazilian share registrar without alteration or any other change whatsoever.

(b).	Joint Holders. If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c).	Different Names on Brazilian Share Registry. If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such Shares.

(d).	Endorsements. If this letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, no separate stock powers are required unless the issuance of LAN ADSs and payment for fractional LAN common shares is to be made in the name of any person other than the registered holder(s).

If this letter of transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, this letter of transmittal must be accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) in TAM’s share registry with the Brazilian share registrar.

If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to LAN and Holdco II of such person’s authority to act must be submitted.

4.	Stock Transfer Taxes. Except as otherwise indicated in this Instruction 4, LAN will pay all United States stock transfer taxes payable with respect to the transfer of any Shares, or by its order, pursuant to the exchange offer. If, however, book-entry LAN ADSs are to be registered in, or a check for cash paid in lieu of fractional LAN common shares is to be issued in, the name of any person(s) other than the registered holder(s), or if Shares tendered herewith are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the offer price for the Shares acquired in the exchange offer unless evidence satisfactory to LAN, Holdco II and the US exchange agent of the payment of such taxes, or exemption therefrom, is submitted.

5.	Special Issuance and Delivery Instructions. If LAN ADSs are to be registered, and a check for cash payable for any fractional LAN ADSs is to be issued, in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Registered Holder”, the appropriate boxes on this letter of transmittal should be completed.

6.	Tax Identification Number. A holder that tenders Shares in the exchange offer must provide the US exchange agent with his or her correct taxpayer identification number. In general, a holder’s taxpayer identification number will be the holder’s social security number (SSN), individual taxpayer identification number (ITIN) or employer identification number (EIN).

7.	Substitute Form W-9. Payments made to certain holders of Shares pursuant to the exchange offer may be subject to backup withholding. To avoid backup withholding, each US holder (as defined in the offer to exchange/prospectus) and, if applicable, each other payee, must provide the US exchange agent with such holder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. If the US exchange agent is not provided with the correct taxpayer identification number, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (IRS). Certain holders or payees (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the US exchange agent that a non-US holder qualifies as an exempt recipient, such holder or payee must submit a Form W-8BEN (or other applicable IRS Form W-8). Such forms can be obtained from the US exchange agent or at www.irs.gov. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause Shares to be deemed invalidly tendered, but may require the US exchange agent to withhold 28% of the amount of any payments made pursuant to the exchange offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the exchange offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

8.	Definition of U.S. Person. For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Regulation Section 301.7701-7).

9.

Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares will be determined by LAN in its sole discretion, and its determination shall be final and binding to the fullest extent permitted by law. LAN reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. LAN also reserves the absolute right to waive any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to be validly made until all defects and irregularities in tenders of such Shares have been cured or waived by LAN. None of LAN, Holdco II or any of their respective affiliates or assigns, the information agent, the US exchange agent or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notice. LAN’s interpretation of the terms and conditions of the exchange offer, including the letter of transmittal, will be final and binding to the fullest extent permitted by law.

10.	Requests for Additional Copies. Questions and requests for assistance or additional copies of the offer to exchange/prospectus, this letter of transmittal, the OTA and the related tax forms or any other required documents should be directed to the information agent at its address and telephone number set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL, THE OTA AND RELATED TAX FORMS AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE BRAZILIAN SHARE REGISTRAR PRIOR TO THE EXPIRATION TIME.

The letter of transmittal, the OTA and the related tax forms enclosed herewith and any other required documents should be sent or delivered by each investor or such investor’s broker, dealer, bank, trust company or other nominee to the Brazilian share registrar at one of its addresses set forth herein.

- THIS PAGE INTENTIONALLY LEFT BLANK -

REQUESTOR’S NAME: JPMORGAN CHASE BANK, N.A.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation

☐ Partnership ☐ Trust/estate

☐ Limited Liability Company. Enter the tax classification (C =C corporation, S=S corporation,

P = partnership).

☐ Other

Address

City, state, and ZIP code

Part 1—Taxpayer Identification Number—Please provide your taxpayer identification number in the box at right and certify by signing and dating below. The taxpayer identification number must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN) or individual taxpayer identification number . For entities, it is your employer identification number (EIN). If a sole proprietor or disregarded entity, see guidelines below. If awaiting a taxpayer identification number, write “Applied For.”

Social Security Number OR Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or a U.S. person (as defined in Instruction 7).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

YOU MUST COMPLETE THE

FOLLOWING CERTIFICATION IF

YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN

PART 1 OF THE SUBSTITUTE FORM W-9.

REQUESTOR’S NAME: JPMORGAN CHASE BANK, N.A.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of any reportable payments will be withheld.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—SSNs and ITINs have nine digits separated by two hyphens: i.e., 000-00-0000. EINs have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended.

For this type of account:		Give the SOCIAL SECURITY number (or individual taxpayer identification number) of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

4.	b So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation Section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate or pension trust	The legal entity(4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club religious, charitable, educational, or other tax- exempt organization	The organization

11.	Partnership or multi- member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation Section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

*Note:	Grantor must also provide a Form W-9 or Substitute Form W-9 to trustee of trust.
Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov/online/ss-5.pdf or by calling 1-800-772-1213. You can apply for an EIN online at www.irs.gov/businesses by clicking on Employer ID Numbers under Business Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a taxpayer identification number, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer. If the payer does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and continue until you furnish your taxpayer identification number.

Note: Writing “Applied For” on the form means that you have already applied for a taxpayer identification number or that you intend to apply for one soon. As soon as you receive your taxpayer identification number, complete another Substitute Form W-9, include your taxpayer identification number, sign and date the form, and give it to the payer.

CAUTION: Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name” line. If the owner of the disregarded entity is a foreign person, you must complete the appropriate Form W-8.

Payees Exempt from Backup Withholding

Exempt payees described below should still file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR taxpayer identification number IN PART 1, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding on certain payments:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any political subdivision, agency or instrumentality thereof.

5.	An international organization or any agency or instrumentality thereof.

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 or described in Section 4947.

For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5), (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the Regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS

The US Exchange Agent for the Exchange Offer is

[JPMORGAN CHASE BANK, N.A. LOGO]

By Mail to:

Itaú Corretora de Valores, S.A. Agência Especializada Valores Mobiliários Rio de Janeiro R. Sete de Setembro, 99 – Subsolo Centro – Rio de Janeiro/RJ CEP: 20050-005	Itaú Corretora de Valores, S.A. Agência Especializada Valores Mobiliários São Paulo R. Boa Vista, 176 – 1 Subsolo Centro - Sao Paulo/SP CEP: 01092-900

Questions or requests for assistance or additional copies of the offer to exchange/prospectus and this letter of transmittal, the OTA and any other required documents may be directed to the information agent at the address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company for assistance concerning the exchange offer.

The Information Agent for the Exchange Offer is:

[D.F. KING & CO. INC. LOGO]

48 Wall Street

New York, New York 10005

Banks and Brokerage Firms, Please Call:

(212) 269-5550

Shareholders and All Others Call Toll-Free

[(800)-676-7437]

16

Assignment of Book-entry /

Registered Shares

Assignor
Name/Corporate Name					Shareholder code
Address			Number	Suite / floor	ZIP CODE
District	City	State	Country		Telephone
CNPJ/CPF	Date of birth	Nationality			Marital Status
Occupation/Corporate Activity	E-mail			Identity Card

Assignee
Name/Corporate Name Holdco II S.A			Shareholder code
Address Nueva Tajamar	Number 555	Suite /floor 4th floor	ZIP CODE

District Las Condes	City Santiago	State	Country Chile	Telephone 55 11 5035 2555
CNPJ/CPF 14.988.517/0001-45	Date of birth N/A	Nationality Chilean		Marital Status N/A
Occupation/Corporate Activity Holding	E-mail			Identity Card N/A

Bank		Branch number	Type of account	Account number
number	Name	(w/o dac)	| | Bank account | | Savings account	D A C
Shares to be assigned
Issuing company
TAM S.A.

Type	Class	Number	Amount R$	Amount in writing
Ordinary shares			N/A
Preferred shares			N/A

Transferência de Ações

Escriturais / Nominativas

Cedente
Nome/Razão Social					Código acionista
Endereço			Número	Complemento	CEP
Bairro	Cidade	Estado	País		Telefone
CNPJ/CPF	Data de nascimento	Nacionalidade			Estado civil
Profissão/Atividade	E-mail			Documento de identidade

Cessionário
Nome/Razão Social Holdco II S.A			Código acionista
Endereço Nueva Tajamar	Número 555	Complemento 4° andar	CEP

Bairro Las Condes	Cidade Santiago	Estado	País Chile	Telefone 55 11 5035 2555
CNPJ/CPF 14.988.517/0001-45	Data de nascimento N/A.	Nacionalidade Chilena		Estado civil N/A.
Profissão/ Atividade Holding	E-mail		Documento de identidade N/A.

Banco		Agência número	Tipo de conta	Conta
Número	Nome	(sem dac)	| | Corrente | | Poupança	Número	D A C

Ações a serem transferidas
Empresa Emissora
TAM S.A.

Tipo	Espécie	Quantidade	Preço R$	Quantidade por extenso
Ações Ordinárias			N/A.
Ações Preferenciais			N/A.

Assignment

Assignor hereby assigns to assignee and its successor by merger, LAN Airlines S.A., and the assignee accepts the shares mentioned above effective on the date of the consummation of the exchange offer that is the subject matter of the offer to exchange/prospectus forming a part of the Registration Statement on Form F-4 (“Form F-4”) of Holdco II S.A. and LAN S.A., filed with the Securities and Exchange Commission of the United States of America, in exchange for American Depositary Shares (ADSs) of LAN Airlines S.A..

Assignor hereby recognizes and authorizes Itaú Unibanco SA to place a stop transfer order on the shares mentioned above with effect from this date of this document until the consummation of the exchange offer or the termination or expiration of the exchange offer, whichever occurs earlier.

Proxy

With respect to the shares mentioned above, assignor and assignee (“grantors”), hereby appoint as proxy manager Itaú Unibanco SA, with head office at Praça Alfredo Egydio de Souza Aranha, 100 – São Paulo – SP – CNPJ No. 60.701.190/0001-04, to execute, on grantors’ behalf, in the proper share register of the respective issuing company, the terms for the assignment of the shares mentioned above, tendered/assigned by assignor to assignee, with Itaú Unibanco S.A being authorized to perform all the acts necessary to the faithful compliance with this instrument, as well as delegate, with reservation of powers.

Assignor hereby represents that it is fully aware of Form F-4, which sets forth the terms and conditions of the exchange offer that is the subject of the Form F-4.

Assignor and Assignee certify that they are aware of all tax laws applicable to them and undertake full and sole responsibility for the collection of the taxes that may be due as a result of the assignment of the shares subject matter of this instrument.

This document is being provided in both Portuguese and English languages. The English version of this document is an official translation of the document in Portuguese. In case of any conflict, the Portuguese version must prevail.

Transferência

Pelo presente instrumento, o cedente transfere ao cessionário e à sua sucessora por incorporação, LAN Airlines S.A., e o cessionário aceita as ações acima mencionadas, em vigor na data da consumação da oferta de permuta, que é o objeto da oferta de permuta/prospecto constituindo uma parte da Declaração de Registro no Form F-4 (“Formulário F-4”) da Holdco II S.A. e da LAN S.A., registrada na Securities and Exchange Commission dos Estados Unidos da América, em troca de American Depositary Shares (ADSs) da LAN Airlines S.A.

Pelo presente instrumento, o cedente reconhece e autoriza o Itaú Unibanco SA a colocar uma ordem de bloqueio das ações acima mencionadas, em vigor a partir da presente data deste documento até a consumação da oferta de permuta ou da rescisão ou expiração da oferta de permuta, o que ocorrer primeiro.

Procuração

Com relação às ações mencionadas acima, o cedente e o cessionário (“outorgantes”), neste ato nomeiam seu bastante procurador o Itaú Unibanco SA, com sede na Praça Alfredo Egydio de Souza Aranha, 100 – São Paulo – SP – CNPJ n° 60.701.190/0001-04, para assinar, em nome dos outorgantes, no livro próprio da respectiva empresa emissora, os termos de transferência das ações, acima mencionadas, permutadas/cedidas pelo cedente ao cessionário, estando o Itaú Unibanco S.A autorizado a praticar todos os atos necessários ao fiel cumprimento do presente instrumento, assim como substabelecer, com ressalva de poderes.

O cedente neste ato declara ter pleno conhecimento do Formulário F-4, que estabelece os termos e condições da oferta de permuta que é o objeto do Formulário F-4.

O cedente e o cessionário certificam que têm conhecimento de todas as leis fiscais aplicáveis e assumem inteira e exclusiva responsabilidade pelo recolhimento dos tributos eventualmente devidos, em virtude da transferência das ações objeto deste termo.

Este instrumento está sendo assinado em duas línguas, português e inglês. A versão em inglês deste documento é uma tradução oficial do documento em português. Em caso de qualquer conflito, a versão em português deve prevalecer.

For the Institution’s use/Reservado a Instituição
Place and date/Local e Data

Assignor’s signature (Notarization of signature for authenticity)/Assinatura do Cedente (Reconhecimento de Firma por Autenticidade)

Assignee’s signature (Notarization of signature for authenticity)/Assinatura do Cessionário (Reconhecimento de Firma por Autenticidade)

ATTACHMENT I – MODEL FOR STATEMENT OF NO TAX DUE

Statement (Law No. 11033 of December de 21, 2004, article 5, paragraph 1)

(Name of seller), resident and domiciled at (full address), enrolled in the Individual Taxpayers’ Register (CPF)/National Register of Legal Entities (CNPJ) under No. [—], states that there is no Income Tax due as regards the assignment of shares under his/her/its holding transacted outside the stock market, with no intermediation.

Signatory is aware that providing false information is a crime against tax order set forth in article 2 of Law 8137 of December 27, 1990, without prejudice to other applicable penalties.

This document is being provided in both Portuguese and English languages. The English version of this document is an official translation of the document in Portuguese. In case of any conflict, the Portuguese version must prevail

Place and date.

........................................

SIGNATURE OF THE PERSON RESPONSIBLE

Certification of the signature by the entity in charge of the registration

ANEXO I MODELO DE DECLARAÇÃO DE INEXISTÊNCIA DE IMPOSTO DEVIDO

Declaração (Lei nº 11.033, de 21 de dezembro de 2004, art. 5º, § 1º)

(Nome do alienante), residente e domiciliado em (endereço completo), inscrito no Cadastro de Pessoas Físicas (CPF) / Cadastro Nacional da Pessoa Jurídica (CNPJ) sob o nº .............., declara a inexistência de Imposto sobre a Renda devido na transferência de titularidade de ações negociadas fora do mercado de bolsa, sem intermediação.

O signatário está ciente de que a falsidade na prestação destas informações de crime contra a ordem tributária prevista no art. 2º da Lei nº 8.137, de 27 de dezembro de 1990, sem prejuízo das demais sanções cabíveis.

Este instrumento está sendo assinado em duas línguas, português e inglês. A versão em inglês deste documento é uma tradução oficial do documento em português. Em caso de qualquer conflito, a versão em português deve prevalecer.

Local e data.

........................................

ASSINATURA DO RESPONSÁVEL

Certificaçâo da assinatura pela entidade encarregada do registro

(Local, data e assinatura)

STATEMENT	D E C L A R A Ç Ã O

(Name of Seller) enrolled in the Individual Taxpayers’ Register (CPF) under No. [—], resident and domiciled at [—], in the City of [—], states, for purposes of compliance with provisions in article 5 of Law 11033/04 and article 14 of IN SRF 487/04, that at the time of the disposal of the shares of TAM S.A. in Private Market (outside the Stock Market), there was capital gain as described below:	(Nome do Alienante) inscrito no Cadastro de Pessoas Físicas (CPF) sob Nº [—], residente e domiciliado na [—], na Cidade de [—], declara para cumprimento ao disposto no artigo 5º da Lei 11.033/04 e artigo 14 da IN SRF 487/04, que por ocasião da alienação de ações da empresa TAM S.A. em Mercado Privado (Fora do recinto de Bolsa de Valores), houve ganho de capital conforme demonstrado abaixo:

Acquisition amount: R$ Disposal amount: R$ Gain ascertained with disposal: R$ Income tax due: R$	Valor de aquisição : R$ Valor de alienação : R$ Ganho Apurado na alienação: R$ Imposto de Renda Devido: R$

Name of acquirer: Holdco II S.A (or its successor in incorporation, LAN Airlines S.A.) CPF/CNPJ:	Nome do adquirente: Holdco II S.A (ou sua sucessora por incorporação, LAN Airlines S.A.) CPF/CNPJ:

Signatory undertakes that on providing false information, he/she shall be subject, jointly with the other persons contributing with such false information, to the penalties set forth in criminal and tax legislation related to fraudulent misrepresentation (article 299 of the Penal Code) and to crime against tax order set forth in Law 8137 of December 27, 1990, and also undertaking to deliver the copy of the Federal Revenue Payment Form (DARF) duly paid.	O signatário assume que a falsidade na prestação destas informações o sujeitará, juntamente com as demais pessoas que contribuírem com tais informações falsas, às penalidades previstas na legislação criminal e tributária, relativas à falsidade ideológica (artigo 299 do Código Penal) e ao crime contra a ordem tributária previsto na Lei nº 8.137, de 27 de dezembro de 1990, comprometendo-se ainda a entregar cópia da DARF devidamente paga.

This document is being provided in both Portuguese and English languages. The English version of this document is an official translation of the document in Portuguese. In case of any conflict, the Portuguese version must prevail

(Place, date and signature)

Este instrumento está sendo assinado em duas línguas, português e inglês. A versão em inglês deste documento é uma tradução oficial do documento em português. Em caso de qualquer conflito, a versão em português deve prevalecer

(Local, data e assinatura).

STATEMENT	D E C L A R A Ç Ã O

[Name of the company] with head office in [—] duly organized and enrolled in the National Register of Legal Entities (CNPJ) under No. [—], submitted to the taxable profit regime (actual, presumed profit or profit determined by tax authorities or even opting for SIMPLES) through its legal representative undersigned, states, for purposes of compliance with provisions in article 5 of Law 11033/04, that at the time of the disposal of the shares of TAM S.A. in Private Market (outside the Stock Market), there was (or there was not) capital gain as ascertained and registered in its bookkeeping accounting method as described below:	[Nome da sociedade], com sede em [—] devidamente constituída e inscrita no Cadastro Nacional da Pessoa Jurídica (CNPJ) sob Nº [—], submetida ao regime de tributação com base no lucro (real, presumido ou arbitrado ou ainda optante pelo SIMPLES), por seu representante legal infra assinado, declara para cumprimento ao disposto no artigo 5º da Lei 11.033/04, que por ocasião da alienação de ações da empresa TAM S.A. em Mercado Privado (Fora do recinto de Bolsa de Valores), houve (ou não houve) ganho de capital apurado e reconhecido em sua escrituração contábil conforme demonstrado abaixo:

Acquisition amount: R$ Disposal amount: R$ Gain ascertained with disposal: R$ Income tax due: R$	Valor de Aquisição : R$ Valor de Alienação : R$ Ganho Apurado na alienação: R$ Imposto de Renda Devido: R$

Name of acquirer: Holdco II S.A (or its successor in incorporation, LAN Airlines S.A.) CPF/CNPJ:	Nome do adquirente: Holdco II S.A (ou sua sucessora por incorporação, LAN Airlines S.A.) CPF/CNPJ:

Signatory undertakes that on providing false information, he/she shall be subject, jointly with the other persons contributing with such false information, to the penalties set forth in criminal and tax legislation related to fraudulent misrepresentation (article 299 of the Penal Code) and to crime against tax order set forth in Law 8137 of December 27, 1990.	O signatário assume que a falsidade na prestação destas informações o sujeitará, juntamente com as demais pessoas que contribuírem com tais informações falsas, às penalidades previstas na legislação criminal e tributária, relativas à falsidade ideológica (artigo 299 do Código Penal) e ao crime contra a ordem tributária (previsto na Lei nº 8.137, de 27 de dezembro de 1990).

This document is being provided in both Portuguese and English languages. The English version of this document is an official translation of the document in Portuguese. In case of any conflict, the Portuguese version must prevail

(Place, date and signature)

Este instrumento está sendo assinado em duas línguas, português e inglês. A versão em inglês deste documento é uma tradução oficial do documento em português. Em caso de qualquer conflito, a versão em português deve prevalecer.

(Local, data e assinatura)